Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

10. Income Taxes

        We have incurred net operating losses since inception. We have not reflected the benefit of net operating loss carryforwards in the accompanying financial statements and have established a full valuation allowance against our deferred tax assets.

        The state of Minnesota enacted a change to their tax code which made the Minnesota Research and Tax Credit a refundable credit for fiscal years starting on or after January 1, 2010. Based upon our research and development costs which qualify under the Minnesota tax code, we recorded an income tax benefit of $42,000 for the year ended December 31, 2010. We had no such qualifying expenses during 2011.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and operating losses and tax credit carryforwards.

        The significant components of our deferred tax assets and liabilities for are as follows (in thousands):

	December 31,
	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$5,468	$4,099
Intangible assets—patent prosecution costs	138	119
Stock-based compensation	493	451
Milestone obligation	1,821	2,190
Research credit carryforwards	230	434
Other	42	79

Total deferred tax assets	8,192	7,372
Deferred tax liabilities:	(5)	—
Total deferred taxes, net	8,187	7,372
Valuation allowance	(8,187)	(7,372)

Net deferred tax asset	$—	$—

        A reconciliation of the statutory tax rates and the effective tax rates is as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Statutory rate	34.0%	34.0%	34.0%
Permanent differences	(9.0)	(8.8)	(1.4)
State and local income taxes	6.0	7.5	9.4
Credits and other	0.5	1.2	5.5
State tax rate true-up	(12.3)	—	—
Valuation allowance	(19.2)	(33.5)	(47.5)

Effective rate	0.0%	0.4%	0.0%

        Realization of the future tax benefits is dependent on our ability to generate sufficient taxable income within the carry-forward period. Because of our history of operating losses, management believes that the deferred tax assets arising from the above-mentioned future tax benefits are currently not likely to be realized and, accordingly, we have provided a full valuation allowance. The net valuation allowance increased by $815,000 and $3.7 million for the years ended December 31, 2011 and 2010, respectively.

        Net operating losses and tax credit carryforwards as of December 31, 2011, are as follows:

	Amount	Expiration Years
	(In thousands)
Net operating losses—federal	$13,513	Beginning 2027
Tax credits—federal	$167	Beginning 2027

        Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended (the "IRC") IRC, and similar state provisions. We have not performed a detailed analysis to determine whether an ownership change under Section 382 of the IRC has occurred or will occur pursuant to this offering. The effect of an ownership change would be the imposition of an annual limitation on the use of net operating loss carryforwards attributable to periods before the change.

        We would classify interest and penalties related to uncertain tax positions in income tax expense, if applicable. There was no interest expense or penalties related to unrecognized tax benefits recorded through December 31, 2011. The tax years 2007 through 2011 remain open to examination by federal and state tax authorities.